SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016

Calvert International Opportunities Fund Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert International Opportunities Fund Summary Prospectus (Class I)
dated February 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, the Fund listed below will be managed by a new portfolio management team. In addition, while the Fund will continue to pursue a substantially similar investment approach following the Closing, as noted below, some changes are anticipated.

Calvert International Opportunities Fund

Anticipated Portfolio Management Team:

•    Aidan M. Farrell joined Eaton Vance Management (International) Limited (“EVMI”), the proposed new sub-adviser to the Fund, as a Vice President and portfolio manager in July 2015. Prior to joining EVMI, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager (2008-2015). Mr. Farrell also manages Eaton Vance funds.

• Christopher Madden has served at Calvert as an equity analyst since 2010, and as a portfolio manager since 2015. Mr. Madden manages other Calvert funds.
• Jade Huang has served at Calvert as an equity analyst since 2006, and as a portfolio manager since 2015. Ms. Huang manages other Calvert funds.

Anticipated Investment Approach:

Subject to shareholder approval, Calvert Research and Management (“CRM”) will be the Fund’s investment adviser upon the Closing and will enter into an investment subadvisory agreement with EVMI. In managing the Fund, the portfolio managers will seek to exploit inefficiencies in the small-cap market through fundamental bottom-up research, including consideration of financial and environmental, social and governance (ESG) factors consistent with Calvert’s Principles for Responsible Investment. The portfolio managers will employ a disciplined valuation framework in pursuit of attractive risk adjusted returns. The portfolio managers will seek companies which may be best positioned to benefit from structural growth. The portfolio managers will look for companies that, in their opinion, are high in quality or improving in quality. Such companies typically are well positioned in an industry or niche benefiting from structural change, or companies with differentiated products or services that possess defendable barriers to entry, competitive advantages, and scalable businesses. Characteristics of such companies may also include attractive earnings growth, profit margins and returns on capital which, if invested well, can lead to attractive compound rates of return through an economic cycle. The portfolio managers may also seek companies characterized as an improver or a rebounder. Such companies are typically characterized by either (i) a catalyst or identifiable positive agent of change, which are not fully reflected in the company’s share price; or (ii) a company whose price was negatively impacted by an overreaction to near-term news or the short-term focus of analysts and momentum investors. The portfolio managers will seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the portfolio managers, the price moves above a fair level of valuation, the company’s fundamentals deteriorate, or to pursue more attractive investment opportunities.

Investors Should Retain This Supplement for Future Reference